Exhibit 99.1

GLOBAL NET LEASE ANNOUNCES $835 MILLION OF CLOSED DISPOSITIONS IN 2024

Closed Dispositions Completed at a 7.1% Cash Cap Rate

Exceeded High-End of $650 Million to $800 Million Disposition Guidance

NEW YORK – January 8, 2025 – Global Net Lease, Inc. (NYSE: GNL) (“GNL” or the “Company”) today announced that closed transactions as part of its 2024 strategic disposition initiative totaled $835 million through December 31, 2024.

“We are pleased with the successful execution of our 2024 strategic disposition plan, through which we reduced our outstanding debt and lowered our Net Debt to Adjusted EBITDA by selling certain non-core assets with near-term debt or lease maturities,” said Michael Weil, CEO of GNL. “The sale of an aggregate of $835 million of assets at a 7.1% cash cap rate exceeded the upper end of our increased disposition guidance and reached the high end of our targeted cap rate range. As a result, we not only reinforced our financial position and enhanced our balance sheet, but also demonstrated our ongoing commitment to providing value to our shareholders. We remain focused on delivering strong results and positioning GNL for continued growth.”

GNL has furnished slides detailing the progress of its 2024 strategic disposition plan as an exhibit to its Current Report on Form 8-K submitted with the Securities and Exchange Commission on the date hereof.

About Global Net Lease, Inc.

Global Net Lease, Inc. is a publicly traded real estate investment trust listed on the NYSE, which focuses on acquiring and managing a global portfolio of income producing net lease assets across the United States, and Western and Northern Europe. Additional information about GNL can be found on its website at www.globalnetlease.com.

Important Notice

The statements in this press release that are not historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. The words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “potential,” “predicts,” “plans,” “intends,” “would,” “could,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the risks associated with realization of the anticipated benefits of the merger with The Necessity Retail REIT, Inc. and the internalization of the Company’s property management and advisory functions; that any potential future acquisition or disposition by the Company is subject to market conditions, capital availability and timing considerations and may not be identified or completed on favorable terms, or at all. Some of the risks and uncertainties, although not all risks and uncertainties, that could cause the Company’s actual results to differ materially from those presented in its forward-looking statements are set forth in the “Risk Factors” and “Quantitative and Qualitative Disclosures about Market Risk” sections in the Company’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and all of its other filings with the U.S. Securities and Exchange Commission, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Contacts:

Investor Relations

Email: investorrelations@globalnetlease.com

Phone: (332) 265-2020